Exhibit 10.3

EXECUTION VERSION

THIRD AMENDMENT TO LIMITED WAIVER

This THIRD AMENDMENT TO LIMITED WAIVER (this “Agreement”), dated as of January 13, 2017 (the “Amendment Effective Date”), is among Memorial Production Operating LLC, a limited liability company formed under the laws of the State of Delaware (the “Borrower”); Memorial Production Partners LP, a limited partnership formed under the laws of the State of Delaware (the “Parent”); each of the other undersigned guarantors (together with the Borrower and the Parent, collectively, the “Loan Parties”); each of the Lenders that is a signatory hereto (each, a “Consenting Lender” and, collectively, the “Consenting Lenders”); and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A. The Borrower, the Parent, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of December 14, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to, and on behalf of, the Borrower;

B. The Borrower, the Parent, the other Loan Parties, the Administrative Agent and certain Lenders entered into that certain Limited Waiver and Twelfth Amendment to Credit Agreement, dated as of November 1, 2016 (the “Original Limited Waiver”), pursuant to which the Administrative Agent and the Lenders agreed to a limited waiver of the Prospective Defaults (as defined in the Original Limited Waiver) for the duration of the period commencing on the Waiver Effective Date (as defined in the Original Limited Waiver) and ending on November 30, 2016 at 5:00 p.m., New York City time (the “Original Waiver Period”), upon the terms set forth in the Original Limited Waiver, without waiving any of their other rights or remedies;

C. The Borrower, the Parent, the other Loan Parties, the Administrative Agent and certain Lenders entered into that certain (a) First Amendment to Limited Waiver, dated as of November 30, 2016 (the “First Amendment”), pursuant to which the Administrative Agent and the Lenders agreed to extend the Original Waiver Period to December 16, 2016 at 5:00 p.m., New York City time, and (b) Second Amendment to Limited Waiver, dated as of December 16, 2016 (the “Second Amendment”), pursuant to which the Administrative Agent and the Lenders agreed to further extend the Original Waiver Period to January 13, 2017 at 5:00 p.m., New York City time (the “Limited Waiver Period”), upon the terms set forth in the First Amendment and the Second Amendment, without waiving any of their other rights or remedies (the Original Limited Waiver, as amended by the First Amendment and the Second Amendment, the “Amended Limited Waiver”);

D. The Borrower has requested that the Administrative Agent and the Lenders extend the Limited Waiver Period;

E. The extension of the Limited Waiver Period by the Administrative Agent and the Lenders as provided for in this Agreement shall result in direct and tangible benefits to the Borrower and the other Loan Parties;

F. The Administrative Agent and the Lenders are willing to extend the Limited Waiver Period, subject to the terms and conditions set forth herein; and

G. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement or the Amended Limited Waiver, but which is not defined in this Agreement, shall have the meaning ascribed such term in the Credit Agreement or Amended Limited Waiver, as applicable.

Section 2. Amendments to Amended Limited Waiver. In reliance on the representations, warranties, covenants, and agreements contained in this Agreement, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Amended Limited Waiver shall be amended as of the Amendment Effective Date in the manner provided in this Section 2.

2.1 Amendment to Section 3 of the Amended Limited Waiver. The date and time “January 13, 2017 at 5:00pm, New York City time” in Section 3 of the Amended Limited Waiver shall be deleted and replaced with “January 16, 2017 at 11:59 p.m., New York City time”.

2.2 Amendment to Section 3(m) of the Amended Limited Waiver. Section 3(m) of the Amended Limited Waiver is hereby amended and restated in its entirety to read in full as follows:

(m) Expenses. The Borrower shall pay each Lender’s reasonable and documented out-of-pocket fees and expenses incurred prior to the Amendment Effective Date (as defined in the Third Amendment to Limited Waiver, dated as of January 11, 2017 (the “Third Waiver Amendment”), among the Borrower, the other Loan Parties, the Administrative Agent and the Lenders), in connection with the Eleventh Amendment, the October 2016 Borrowing Base Redetermination, this Waiver, the First Amendment (as defined in the Third Waiver Amendment), the Second Amendment (as defined in the Third Waiver Amendment) and the Third Waiver Amendment, in an aggregate amount not to exceed $150,000 for all such Lenders, within three Business Days of receipt of an invoice from such Lender.

Section 3. Conditions Precedent to this Agreement. The effectiveness of the amendments contained in Section 2 hereof is subject to the following:

(a) The Administrative Agent shall have received counterparts of this Agreement from the Loan Parties and the Majority Lenders.

(b) (i) All fees and expenses incurred prior to the Amendment Effective Date due and owing to Linklaters LLP, Opportune LLP and Vinson & Elkins LLP and (ii) all out of pocket fees and expenses incurred by any Lender prior to the Amendment Effective Date which are due and owing pursuant to the Amended Limited Waiver, the First Amendment, the Second Amendment or this Agreement, in each case invoiced prior to the Amendment Effective Date, shall have been paid or reimbursed by the Borrower.

(c) No Default (other than the Prospective Defaults), Event of Default (other than the Prospective Defaults) or Borrowing Base Deficiency shall exist immediately prior to or after giving effect to this Agreement.

The Administrative Agent shall notify the Borrower and the Lenders of the effectiveness of this Agreement, and such notice shall be conclusive and binding.

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Section 4. Representations and Warranties; Etc. Each Loan Party hereby affirms, subject to the Prospective Defaults: (a) that as of the date hereof, all of the representations and warranties contained in each Loan Document to which such Loan Party is a party are true and correct in all material respects as though made on and as of the date hereof (unless made as of a specific earlier date, in which case, was true as of such date and except to the extent that any such representation and warranty is qualified by materiality, in which case such representation and warranty shall continue to be true and correct in all respects), (b) no Defaults exist under the Loan Documents or will, after giving effect to this Agreement, exist under the Loan Documents and (c) no Material Adverse Effect has occurred.

Section 5. Miscellaneous.

6.1 Confirmation and Effect. The provisions of the Amended Limited Waiver (as amended and modified by this Agreement) shall remain in full force and effect in accordance with its terms following the effectiveness of this Agreement. The provisions of each of the Credit Agreement and other Loan Documents shall remain in full force and effect in accordance with its terms following the effectiveness of this Agreement. Each reference in the Amended Limited Waiver to “this Waiver”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Amended Limited Waiver as amended and modified hereby, and each reference to the Amended Limited Waiver in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Amended Limited Waiver as amended and modified hereby. This Agreement is a Loan Document for all purposes under the Loan Documents.

6.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Agreement, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended and modified hereby, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended and modified hereby, (d) ratifies and affirms all Liens granted by it pursuant to the Loan Documents to secure the Indebtedness (except to the extent that such Liens have been released in accordance with the Loan Documents) and (e) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended and modified hereby, remains in full force and effect with respect to the Indebtedness.

6.3 Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Agreement by facsimile or electronic (e.g., pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

6.4 No Oral Agreement. THIS WRITTEN AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN connection HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.5 Governing Law. THIS AGREEMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) shall BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Agreement, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

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6.7 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.9 Release. EACH OF THE LOAN PARTIES, ON ITS OWN BEHALF AND ON BEHALF OF ITS SUCCESSORS AND ASSIGNS (EACH OF THE FOREGOING, COLLECTIVELY, THE “RELEASING PARTIES”), HEREBY ACKNOWLEDGES AND STIPULATES THAT AS OF THE DATE OF THIS AGREEMENT, NONE OF THE RELEASING PARTIES HAS ANY CLAIMS, CAUSES OF ACTION, DEMANDS OR LIABILITIES OF ANY KIND WHATSOEVER, WHETHER DIRECT OR INDIRECT, FIXED OR CONTINGENT, LIQUIDATED OR UNLIQUIDATED, DISPUTED OR UNDISPUTED, KNOWN OR UNKNOWN, AGAINST, OR ANY GROUNDS OR CAUSE FOR REDUCTION, MODIFICATION, SET ASIDE OR SUBORDINATION OF THE INDEBTEDNESS OR ANY LIENS OR SECURITY INTERESTS OF, IN EACH CASE WHICH ARISE OUT OF OR ARE RELATED TO THE INDEBTEDNESS OR ANY OF THE LOAN DOCUMENTS (EACH, A “RELEASED CLAIM”), THE ADMINISTRATIVE AGENT, THE ISSUING BANK, THE OTHER SECURED PARTIES OR ANY OF THEIR AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, OR REPRESENTATIVES, OR AGAINST ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS (EACH OF THE FOREGOING, COLLECTIVELY, THE “RELEASED PARTIES”). IN PARTIAL CONSIDERATION FOR THE AGREEMENT OF THE ADMINISTRATIVE AGENT AND THE LENDERS PARTY HERETO TO ENTER INTO THIS AGREEMENT, EACH OF THE RELEASING PARTIES HEREBY UNCONDITIONALLY WAIVES AND FULLY AND FOREVER RELEASES, REMISES, DISCHARGES AND HOLDS HARMLESS THE RELEASED PARTIES FROM ANY AND ALL RELEASED CLAIMS, WHICH ANY OF THE RELEASING PARTIES HAS OR MAY ACQUIRE IN THE FUTURE RELATING IN ANY WAY TO ANY EVENT, CIRCUMSTANCE, ACTION OR FAILURE TO ACT AT ANY TIME ON OR PRIOR TO THE AMENDMENT EFFECTIVE DATE, SUCH WAIVER, RELEASE AND DISCHARGE BEING MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE CIRCUMSTANCES AND EFFECTS OF SUCH WAIVER, RELEASE AND DISCHARGE, AND AFTER HAVING CONSULTED LEGAL COUNSEL OF ITS OWN CHOOSING WITH RESPECT THERETO. THIS PARAGRAPH IS IN ADDITION TO ANY OTHER RELEASE OF ANY OF THE RELEASED PARTIES BY THE RELEASING PARTIES AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE OR WAIVER BY THE RELEASING PARTIES IN FAVOR OF THE RELEASED PARTIES.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed effective as of the date first written above.

BORROWER:	MEMORIAL PRODUCTION OPERATING LLC, a Delaware limited liability company

	By:	Memorial Production Partners LP, its sole member

	By:	Memorial Production Partners GP LLC, its general partner

		By:	/s/ Robert L. Stillwell, Jr.
		Name:	Robert L. Stillwell, Jr.
		Title:	Chief Financial Officer

GUARANTORS:	MEMORIAL PRODUCTION PARTNERS LP, a Delaware limited partnership

	By:	Memorial Production Partners GP LLC, its general partner

		By:	/s/ Robert L. Stillwell, Jr.
		Name:	Robert L. Stillwell, Jr.
		Title:	Chief Financial Officer

COLUMBUS ENERGY, LLC, a Delaware limited liability company

	By:	Memorial Production Operating LLC, its sole member

	By:	Memorial Production Partners LP, its sole member

	By:	Memorial Production Partners GP LLC, its general partner

		By:	/s/ Robert L. Stillwell, Jr.
		Name:	Robert L. Stillwell, Jr.
		Title:	Chief Financial Officer

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WHT ENERGY PARTNERS LLC, a Delaware limited liability company

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Chief Financial Officer

RISE ENERGY OPERATING, LLC, a Delaware limited liability company

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Chief Financial Officer

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RISE ENERGY MINERALS, LLC, a Delaware limited liability company

By:	Rise Energy Operating, LLC, its sole member

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Chief Financial Officer

RISE ENERGY BETA, LLC, a Delaware limited liability company

By:	Rise Energy Operating, LLC, its sole member

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Chief Financial Officer

MEMORIAL PRODUCTION FINANCE CORPORATION, a Delaware corporation

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Chief Financial Officer

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WHT CARTHAGE LLC, a Delaware limited liability company

By:	WHT Energy Partners LLC, its sole member

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Chief Financial Officer

MEMORIAL ENERGY SERVICES LLC, a Delaware limited liability company

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Chief Financial Officer

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MEMORIAL MIDSTREAM LLC, a Texas limited liability company

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Chief Financial Officer

SAN PEDRO BAY PIPELINE COMPANY, a California corporation

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Chief Financial Officer

MEMP SERVICES LLC, a Delaware limited liability company

By	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Chief Financial Officer

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BETA OPERATING COMPANY, LLC

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Chief Financial Officer

MEMORIAL PRODUCTION PARTNERS GP LLC

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Chief Financial Officer

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ADMINISTRATIVE AGENT AND LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and a Lender

By:	/s/ Bryan McDavid
Name:	Bryan McDavid
Title:	Director

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LENDER:	ASSOCIATED BANK, N.A., as a Lender

	By:	/s/ Alison K. Tregilgas
	Name:	Alison K. Tregilgas
	Title:	Senior Vice President

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LENDER:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Kevin M. Behan
	Name:	Kevin M. Behan
	Title:	Managing Director

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LENDER:	BARCLAYS BANK PLC, as a Lender

	By:	/s/ Christopher Aitkin
	Name:	Christopher Aitkin
	Title:	Assistant Vice President

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LENDER:	BMO HARRIS BANK, N.A., as a Lender

	By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Managing Director

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LENDER:	BRANCH BANKING AND TRUST COMPANY, as a Lender

	By:	/s/ Robert Kret
	Name:	Robert Kret
	Title:	AVP

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LENDER:	CADENCE BANK, N.A., as a Lender

	By:	/s/ Anthony Blanco
	Name:	Anthony Blanco
	Title:	Vice President

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LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

	By:	/s/ Charles D. Mulkeen
	Name:	Charles D. Mulkeen
	Title:	Executive Director

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LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Daryl Stafford
	Name:	Daryl Stafford
	Title:	Vice President

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LENDER:	CARGILL, INCORPORATED, as a Lender

	By:	/s/ Tyler R. Smith
	Name:	Tyler R. Smith
	Title:	Authorized Signer

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LENDER:	CITIBANK, N.A., as a Lender

	By:	/s/ Peter T. Baumann
	Name:	Peter T. Baumann
	Title:	Managing Director

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LENDER:	CITIZENS BANK, N.A., as a Lender

	By:	/s/ David W. Stack
	Name:	David W. Stack
	Title:	Senior Vice President

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LENDER:	COMERICA BANK, as a Lender

	By:	/s/ Chad Stephenson
	Name:	Chad Stephenson
	Title:	Vice President

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LENDER:	COMPASS BANK, as a Lender

	By:	/s/ William H. Douning
	Name:	William H. Douning
	Title:	Sr. Vice President

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LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

	By:	/s/ Yurly A. Tsyganov
	Name:	Yurly A. Tsyganov
	Title:	Director

	By:	/s/ Ronald E. Spitzer
	Name:	Ronald E. Spitzer
	Title:	Managing Director

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LENDER:	DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

	By:	/s/ Benjamin Souh
	Name:	Benjamin Souh
	Title:	Vice President

	By:	/s/ Peter Cucchiara
	Name:	Peter Cucchiara
	Title:	Vice President

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LENDER:	GOLDMAN SACHS BANK USA, as a Lender

	By:	/s/ Ushma Dedhiya
	Name:	Ushma Dedhiya
	Title:	Authorized Signatory

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LENDER:	ING CAPITAL LLC, as a Lender

	By:	/s/ Charles Hall
	Name:	Charles Hall
	Title:	Managing Director

	By:	/s/ Josh Strong
	Name:	Josh Strong
	Title:	Director

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LENDER:	JPMORGAN CHASE BANK, N.A., as a Lender

	By:	/s/ Patricia S Carpen
	Name:	Patricia S Carpen
	Title:	Authorized Officer

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LENDER:	NATIXIS, NEW YORK BRANCH, as a Lender

	By:	/s/ Jovica Ivetic
	Name:	Jovica Ivetic
	Title:	Director

	By:	/s/ Mark A. Harrington
	Name:	Mark A. Harrington
	Title:	Managing Director

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LENDER:	REGIONS BANK, as a Lender

	By:	/s/ J. Patrick Carrigan
	Name:	J. Patrick Carrigan
	Title:	Senior Vice President

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LENDER:	ROYAL BANK OF CANADA, as a Lender

	By:	/s/ Mark Lumpkin, Jr.
	Name:	Mark Lumpkin, Jr.
	Title:	Authorized Signatory

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LENDER:	SANTANDER BANK, N.A., as a Lender

	By:	/s/ Aidan Lanigan
	Name:	Aidan Lanigan
	Title:	Senior Vice President

	By:	/s/ Puiki Lok
	Name:	Puiki Lok
	Title:	Vice President

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LENDER:	SUNTRUST BANK, as a Lender

	By:	/s/ William S. Krueger
	Name:	William S. Krueger
	Title:	First Vice President

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LENDER:	UBS AG, STAMFORD BRANCH, as a Lender

	By:	/s/ House Daly
	Name:	House Daly
	Title:	Associate Director

	By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

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LENDER:	U.S. BANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Mike Warren
	Name:	Mike Warren
	Title:	Sr VP

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LENDER:	ZB, N.A. DBA AMEGY BANK, as a Lender

	By:	/s/ Sam Trail
	Name:	Sam Trail
	Title:	Senior Vice President

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